Exhibit 99.1

R&D Day 2018 Craig Wheeler, Chief Executive Officer

Forward Looking Statement This presentation is being delivered on behalf of Momenta Pharmaceuticals, Inc. (“we” and “our”), and is intended solely for the purpose of providing information about our company. We are not making any offer to sell, or soliciting any offer to buy, any securities. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. This presentation contains forward looking statements about our financial outlook, business plans and objectives and other future events and developments. These forward looking statements include, but are not limited to, statements about our pipeline of novel drug candidates for immune-mediated disorders, which include M281, M254 and M230, and our pipeline of biosimilar candidates, which include M710 and M923; the use, efficacy, safety, convenience, differentiation and commercial potential of our products and product candidates and their potential as best-in-class agents; the design and timing of clinical trials and the availability and timing of reporting results; the timing of regulatory submissions, potential regulatory approvals and launches of our product candidates and products; market potential and product revenues of our products and product candidates; our priorities, goals and strategies, including evolving into a novel drug company focused on immune-mediated diseases; our development timelines; potential future out licensing/collaborations/partnerships; commercialization strategies for our product candidates, key regulatory and clinical milestones and the treatment potential of M281 and M254. Such forward-looking statements involve known and unknown risks, uncertainties, and other important factors, which could cause actual results to differ materially from those expressed or implied in such statements. These risks and uncertainties include, but are not limited to; the lengthy and expensive process of clinical drug development, which has an uncertain outcome; the unpredictable nature of our early stage development efforts for our novel produce candidates; failure to raise additional capital as needed; inability to adopt and implement successful strategies and strategic alternatives, including our strategy to focus on immune-mediated diseases with high unmet need; inability to hire and retain senior management or other highly qualified personnel; unexpected regulatory decisions regarding any of these activities, unexpected expenses or inaccurate financial assumptions or forecasts; additional or increased litigation efforts by our competitors; insufficient resources or failure to prioritize competing projects and efforts; disputes with our collaboration partners; inability to successfully partner the development and commercialization of our product candidates; delays or unfavorable decisions of regulatory agencies; unfavorable regulatory guidance pronouncements; safety, efficacy or tolerability problems with our product candidates; and competition for targeted indications or with in targeted markets. Risks and uncertainties also include those referred to under “Risk Factors” in our Annual Report on Form10-Q for the quarter ended June 30, 2018 filed with the Securities and Exchange Commission (SEC), as well as other documents that we may file from time to time with the SEC. Information provided in this presentation speaks only as of the date of this presentation, and we assume no obligation to update forward-looking statements to reflect events or circumstances occurring after this presentation. 2

Momenta R&D Day Agenda 8:30 Welcome 8:40 M281 (anti-FcRn) 10:10 Break 10:25 M254 (hsIgG) 11:00 Research Platform Overview 11:25 Corporate Strategy and Business Development 11:30 Closing 11:35 Final Q&A 12:00 Informal Bagged Lunch | Meet & Greet 3

Momenta Overview Craig Wheeler, Chief Executive Officer 4

Our Presenters Young Kwon, Ph.D., Chief Business Officer Anthony Manning, Ph.D., Chief Scientific Officer • • Joined Momenta in 2011 Leads commercial analysis, investor relations and banking relations Previously with Biogen Idec and Advanced Technology Ventures Co-authored numerous peer-reviewed publications in the area of neurobiology • • Joined Momenta in 2013 20+ years experience in the discovery and development of novel anti-inflammatory therapeutics; leads discovery of new drugs Previously with Biogen Idec and Roche Contributed to the approvals of RA biologics Actemra® and Rituxan® • • • • Santiago Arroyo, M.D., Ph.D., Chief Medical Officer Dr. Kenneth Moise, M.D., Guest Speaker • • Joined Momenta in 2017 Responsible for pre-clinical, clinical development and regulatory affairs Previously with Pfizer, Bristol-Myers Squibb, Eisai Global Clinical Development • • High Risk Pregnancy (MFM) Specialist Co-Director, The Fetal Center at The University of Texas Medical School at Houston Professor, McGovern Medical School at UTHealth in the Department of Obstetrics, Gynecology and Reproductive Sciences • • 5

Our Team



Alejandra Carvajal, J.D.
CLO, General Counsel & Secretary

- Joined Momenta in 2017 and promoted in 2018
- Responsible for all legal matters and operations at Momenta
- Previously with Cerulean Pharma, Millenium, and the law firms of Day, Berry & Howard, and Hill Barlow



Michelle Robertson
Chief Financial Officer

- Joined Momenta in 2017 as VP FP&A
- Promoted in 2018
- Responsible for Finance and Accounting
- Previously with Baxalta, Ironwood, and Genzyme



Sarah Carmody
Sr. Director, Investor Relations

- Joined Momenta in 2014
- Leads Investor Relations and Corporate Communications for Momenta
- Previously with Idera Pharmaceuticals, Verenium, and Repligen Corporation



Lynn Ricci
Sr. Mgr, Corporate Communications

- Joined Momenta in 2017
- Responsible for corporate communications and internal communication activities
- Previously with SoundBite Communications, Lightbridge, and NMS Communications

MOMENTA

Novel Pipeline Craig Wheeler, Chief Executive Officer 7

Momenta’s Candidates Technology Platform has Generated a Promising Pipeline of Novel Novel Program Clinical Phase 2 Pre-clinical Marketed Phase 1 Phase 3 M281 (Anti-FcRn Antibody) Targeting two Phase 2 studies in 4Q 2018 M254 (Hyper-sialylated IgG) Targeting Phase 1/2 Proof of Concept in late 2018/early 2019 M230 (CSL730)* (Recombinant Fc Multimer) CSL Phase 1 study initiated Fc Biology Candidates** Sialylation Technology *In collaboration with CSL **Includes research collaboration with CSL 8

M281 has Potential Commercial Opportunity in Three Broad Areas Maternal Fetal Disorders Autoimmune Diseases Product Immunogenicity M281 9

Momenta’s Candidates Technology Platform has Generated a Promising Pipeline of Novel Novel Program Clinical Phase 2 Pre-clinical Marketed Phase 1 Phase 3 M281 (Anti-FcRn Antibody) Targeting two Phase 2 studies in 4Q 2018 M254 (Hyper-sialylated IgG) Targeting Phase 1/2 Proof of Concept in late 2018/early 2019 M230 (CSL730)* (Recombinant Fc Multimer) CSL Phase 1 study initiated Fc Biology Candidates** Sialylation Technology *In collaboration with CSL **Includes research collaboration with CSL 10

M281 Our Anti-FcRn Candidate 11

M281 – Designing the Perfect Molecule Tony Manning, Chief Scientific Officer

M281 has Potential for a Broad Role in Alloimmune and Autoimmune Diseases Design and pre-clinical evaluation of M281 Clinical development of M281 Broad potential of M281 in alloimmune and autoimmune diseases 13

FcRn Blockade is an Innovative Approach to Reducing Pathogenic IgG Antibodies pathogenic alloantibody Goal: Design optimal pharmacologic agent to deliver full blockade of FcRn 14 Block placental transfer of maternal IgG including pH 7.4 pH 5 - 6 Y pH 7.4 Decrease circulating levels of IgG including pathogenic auto-and allo-antibodies pH 7.4 pH 5 - 6

Multiple FcRn Antagonists in Clinical Trials

		Agent	M281  Fully Human IgG1 agly	UCB7665  Humanized IgG4	ARGX-113  Human IgG1 Mutated Fc	SYNT001  Humanized IgG4	HL161  Human IgG1 ADCC mutant or agly?	ABY039  18 kDa affibody Z domain-Albumin-binding domain fusion
Binding	pH 7.4	Affinity	++++	++++	+	+++	+++	++
		Avidity	Dimeric	Dimeric	Dimeric	Dimeric	Dimeric	Monomeric
	pH 6.0	Affinity	++++	++++	++	+++	+++	++
		Avidity	Tetrameric	Tetrameric	Dimeric	Tetrameric	Tetrameric	Monomeric
Effector Function	Fc Effector Potential		No	Low	Yes	Low	Low-No	No
Clinical Dev	Indication(s)		HDFN, MG	MG, ITP, CIDP	MG, ITP, Pemphigus	Pemphigus, wAIHA	MG	Phase 1
Licensor-Licensee			Momenta	UCB	Argenx	Alexion	Hanall, Roivant, HarborMed	Affibody AB

MOMENTA
15

M281 (anti-FcRn): Purposefully Engineered and Optimized to Block FcRn High Affinity Binding to FcRn Epitope Specific to IgG Binding Site Fully Human aglycosylated IgG1 monoclonal antibody FFaabb Fab Fc pH Resistant Binding Engineered Effectorless Design 16

Antibody Generation Utilizing SHM-XEL 17 M281 displays high affinity for FcRn Species FcRn Binding Affinity (KD) IgG Competition pH 6 pH 7.4 pH 6 Human 28 pM 44 pM 4.5 nM Cyno <10 pM 27 pM 4.6 nM

M281 Inhibits IgG Binding and Reduces Circulating IgG Levels 2 . 0 m g / k g M281 in cynomolgus monkeys 18 S e r u m T o t a l I g G ( u g / m L ) S e r u m T o t a l A L B ( g / d L ) Serum albumin following single dose administration of 6 40 m g / k g 0 . 2 m g / k g 2 . 0 m g / k g 22 0 . 0 m g / k g 5 0 . 0 m g / k g 1 0 0 . 0 m g / k g 0 051 0 T i m e a f t e r d o s e ( d a y s ) HSA binding to hFcRn-expressing 293 cells IgG binding to hFcRn-expressing 293 cells Circulating IgG following single dose administration of M281 in cynomolgus monkeys 8 0 0 0 6 0 0 0 0 m g / k g 0 . 2 m g / k g 4 0 0 0 2 0 . 0 m g / k g 2 0 0 05 0 . 0 m g / k g 1 0 0 . 0 m g / k g 0 051 0 T i m e a f t e r d o s e ( d a y s )

M281 Binds the Fc Binding Site on FcRn and Alters the Conformation of Key Residues Required for Fc Binding M281 Fc Trp131 Trp131 Fc FcRn A unique binding mode for M281 to engulf key Fc-binding site residues 19 M281 Binding to FcRn IgG Fc Binding to FcRn

Aglycosylated IgG1 Framework Eliminates Potential for Effector Functions M281 glycosylated Fc M281 aglycosylated Fc 20 CDC Complement-dependent Cytotoxicity ADCP Ab-dependent Cellular Phagocytosis ADCC Ab-dependent Cellular Cytotoxicity

Overview of Key M281 Non-Clinical Toxicology Studies

Type of Study
Single Dose Range i.v. PK/PD with 35 Day Recovery
Single Dose i.v. PK/PD with 58 Day Recovery
14 Day Repeat Dose i.v. PK/PD with Limited Tissue Distribution
4 Week Repeat Dose Toxicity Study with 9 Week Recovery
26 Week Repeat Dose Toxicity Study with 9 Week Recovery
Phase 1/2 EFD/ePPND Study
Immunotoxicology Study
Tissue Array Assessment

- Well tolerated with no serious adverse events
- No impact on immune response to neoantigens or vaccine recall
- No infections noted despite the sustained suppression of IgG levels
- Well-tolerated in embryonic fetal development, and pre- and post-natal development studies
- Confirmed M281 does not transfer across placenta but blocks IgG transfer

MOMENTA

21

M281 – Phase 1 Data Santiago Arroyo, M.D., Ph.D. Chief Medical Officer

M281 has Diseases Potential for a Broad Role in Alloimmune and Autoimmune M281 is a recombinant fully human anti-FcRn designed to be a best-in-class Nonclinical studies show that M281 is well tolerated and validate the mechanism (IgG reduction, receptor occupancy) Phase 1 study in healthy volunteers shows initial safety, tolerability, and proof of mechanism 23

MOM-M281-001: First-in-Human Study in Healthy Volunteers Part 1: Single Ascending Dose With 8-Week Follow-Up Placebo, n=2 Placebo, n=2 Part 2: Multiple (4 Week) Descending Dose With 10-Week Follow-Up Placebo, n=2 24 30 mg/kg M281, n=6 15 mg/kg M281, n=6 Placebo, n=2 0.3 mg/kg M281, n=3 Placebo, n=2 3 mg/kg M281, n=3 Placebo, n=2 10 mg/kg M281, n=6 30 mg/kg M281, n=6 Objectives Safety and Tolerability Pharmacokinetics Pharmacodynamics Receptor occupancy Subjects 50 healthy volunteer subjects: 28 men and 22 women between 20 and 55 years of age 60 mg/kg M281, n=6 Placebo, n=2

M281 Pharmacokinetic (PK) Properties • • Dose-dependent PK Short half-life at clinically-relevant doses, maintaining duration of effect Dose-proportional Cmax, greater than dose-proportional AUC No impact of gender or body weight on PK Low titer of anti-drug antibodies were seen in 33% of the multiple dosed M281-treated subjects compared with 25% in placebo-treated subjects • • • 25

Adverse Events (AEs) in First in Human Study: M281 Single Ascending Dose Patients, n (%) M281 was well tolerated with no serious or severe AEs *All treatment-emergent adverse events with a reasonable possibility to be related to M281 were mild except for those marked with an asterisk. Those marked with an asterisk were considered moderate in intensity. 26 Preferred Term Placebo (N = 10) 0.3mg/kg M281 (N = 3) 3 mg/kg M281 (N = 3) 10 mg/kg M281 (N = 6) 30 mg/kg M281 (N = 6) 60 mg/kg M281 (N = 6) Total M281 (N = 24) Total 2 (20) 0 0 1 (16.7) 2 (33.3) 3 (50) 6 (25) Asthenia 1 (10) 0 0 0 0 1 (16.7) 1 (4.2) Infusion site erythema 0 0 0 1 (16.7) 0 0 1 (4.2) Fatigue 1 (10) 0 0 0 0 0 0 Headache 0 0 0 0 1 (16.7) 1 (16.7) 2 (8.3) Influenza 0 0 0 0 0 1* (16.7) 1 (4.2) Cough 0 0 0 0 1 (16.7) 0 1 (4.2) Oropharyngeal pain 0 0 0 0 1 (16.7) 0 1 (4.2) Eczema 0 0 0 0 1 (16.7) 0 1 (4.2)

Adverse Events (AEs) in First in Human Study: M281 Multiple Dose Patients, n (%) M281 was well tolerated with no serious or severe AEs *All treatment-emergent adverse events with a reasonable possibility to be related to M281 were mild except for those marked with an asterisk. Those marked with an asterisk were considered moderate in intensity. There were no severe treatment-emergent adverse events deemed either related or unrelated to M281. ** Two of these three events were considered moderate in intensity 27 Preferred Term Placebo (N = 4) 30 mg/kg M281 (N = 6) 15 mg/kg M281 (N = 6) Total M281 (N = 12) Total 3 (75.0) 4 (66.7) 4 (66.7) 8 (66.7) Blood creatine phosphokinase increased 0 0 3 (50) 3 (25) Alanine aminotransferase increased 0 0 1 (16.7) 1 (8.3) Influenza like illness 0 0 1* (16.7) 1 (8.3) Infusion site erythema 0 1 (16.7) 0 1 (8.3) Fatigue 1 (25) 0 0 0 Injection site pain 1 (25) 0 0 0 Viral upper respiratory tract infection 1* (25) 1 (16.7) 1 (16.7) 2 (16.7) Gastroenteritis 0 0 1* (16.7) 1 (8.3) Back pain 0 0 1 (16.7) 1 (8.3) Myalgia 1 (25) 1 (16.7) 0 1 (8.3) Headache 3** (75) 1 (16.7) 0 1 (8.3) Tremor 0 1 (16.7) 0 1 (8.3) Nausea 0 1 (16.7) 0 1 (8.3) Oropharyngeal pain 1 (25) 0 1 (16.7) 1 (8.3)

M281: Summary of Phase 1 Safety and Tolerability Results • Adverse events (AEs): - No Serious Adverse Events (SAEs) in 36 subjects treated with M281 and 14 treated with placebo - AEs similar in both M281 and placebo groups, in single and multiple dose study - Infection frequency similar in drug and placebo administered subjects • Laboratory findings: - In the 60 mg/kg single-dose group and the 30 mg/kg and 15 mg/kg multiple-dose cohorts, asymptomatic and recoverable reduction of albumin was observed - In the multiple dose study, 3 subjects in the low dose cohort (15 mg/kg) had CK elevations, one of them with moderate ALT elevations. All were asymptomatic and recoverable, but subjects did not receive all doses - No other clinically significant changes or trends were observed in laboratory parameters including white blood cell and lymphocyte counts, CH50, C3, C4, interferon gamma, tumor necrosis factor-alpha, interleukin (IL)-2, IL-6 or coagulation times - Dose discontinuations for low IgG in the first multi-dose cohort based on a conservative initial threshold. No discontinuations in second cohort for similar low IgG levels 28

M281 Does Not Appear to be a Broad Immunosuppressant Preservation of adaptive synthesis or catabolism responses Does not prevent IgG IgA or IgE esponse to antig stimulation Data to date show no increase in incidence or severity of infections in both clinical and non-clinical studies 29 Image Source: Abbas and Lichtman, Basic Immunology 2006 Saunders Press pg 3 or innate cellular No effect on IgG rproduction in en No effects on IgM,

Single Ascending Dose: Clear Dose Response, Full Receptor Occupancy and Up to 80% IgG Reduction

M281 exhibited dose-dependent IgG reduction*


Serum IgG
Percent of Baseline
120
100
80
60
40
20
0
0
7
14
21
28
35
42
49
56
63
Time, Days

M281 exhibited dose-dependent receptor occupancy duration**


Percent Unoccupied Receptors
200
180
160
140
120
100
80
60
40
20
0
2 hr
12 hr
1
7
14
21
Time, Days

- 0.3 mg/kg
- 3 mg/kg
- 10 mg/kg
- 30 mg/kg
- 60 mg/kg
- Placebo

M281 exhibited fast onset and dose-dependent pharmacodynamics

MOMENTA

*Serum immunoglobulin G (IgG) percent relative to baseline
** M281 receptor occupancy as measured by percent unoccupied FcRn compared with baseline in monocytes. M281-treated cohorts are represented by n = 3 (0.3 mg/kg, 3 mg/kg); n = 6 (10 mg/kg, 30 mg/kg) and n = 5 (60 mg/kg). Placebo controls from each single dose cohort were combined (n = 10).

30

Multiple Dose: 30 mg/kg Achieved Sustained 100% Receptor Occupancy and a Mean IgG Reduction of 84% M281 exhibited fast onset and sustained target receptor occupancy *Serum immunoglobulin G (IgG) percent relative to baseline **M281 receptor occupancy as measured by percent unoccupied FcRn compared with baseline in monocytes. Each M281-treated cohort is represented by n = 3. Placebo controls from each multiple-dose cohort were combined (n = 4). 31 M281 exhibited dose-dependent receptor occupancy duration** M281 exhibited dose-dependent IgG reduction*

Serum IgG Subclasses After 4 Once Weekly Doses of 30mg/kg M281


A
IgG1
B
IgG2
C
IgG3
D
IgG4
Percent of Baseline
Time, days
0
14
28
42
56
70
84
98
180
160
140
120
100
80
60
40
20
Placebo
M281

Similar IgG reduction and trend in serum levels in each IgG subclass as in total IgG

MOMENTA

32

M281 Performs the Way We Designed It Well Tolerated Deep Reduction of IgG Full Receptor Occupancy 33

M281 – Myasthenia Gravis Trial Design and Timeline Santiago Arroyo, M.D., Ph.D. Chief Medical Officer

Myasthenia Gravis (MG) • Caused by circulating autoantibodies, most commonly against acetylcholine receptors (AChR) or the muscle-specific receptor tyrosine kinase (MuSK) Autoantibodies block these receptors at post-synaptic neuromuscular junctions, thus functionally blocking the excitatory action of acetylcholine Bimodal age distribution: younger women and older men prototypical patients • • 65,000 patients in the US, 85% with Generalized Myasthenia Gravis (gMG) Source: https://www.midwestcompassion.org/ 35 Neuromuscular Junctions

Generalized Myasthenia Gravis (gMG) has Significant Unmet Medical Need • • • • Often starts with ocular symptoms, ptosis and diplopia Most patients progress to gMG within a couple of years of diagnosis gMG is characterized by weakness in the trunk, arms, and legs, as well as bulbar symptoms A severe manifestation of the disease is myasthenic crisis, which requires hospitalization and may lead to intubation due to respiratory muscle weakness Mortality rate is higher than age-matched control Treatment relies heavily on corticosteroids and immunosuppression, leading to significant morbidity • • 1st line 2nd line 3rd line 4th line 5th line Prednisone Immunosuppression Thymectomy IVIg Plasma exchange rituximab Pyridostigmine Prednisone Prednisone Immunosuppression Soliris 36

M281 gMG Strategy: Aiming For Robust Differentiation Goal: Develop a best-in-class FcRn blocker for gMG POC will inform the best dosing strategy and clinical differentiation 37 Phase 3 Readiness •Optimize CMC process enabling Phase 3 and commercial launch •Subcutaneous formulation under development Clinical Differentiation •High potency  potential for fast and substantial IgG decrease •Clear dose response  potential ability to increase dose if greater efficacy is needed •Duration of efficacy  potential for > Q4W dosing Strong Dataset at POC •Understand relationship between dose, IgG reduction, and efficacy measurements •Understand duration of effect and treatment administration interval •Assess additional safety and tolerability data •Evaluate Immunogenicity

Generalized Myasthenia Gravis (gMG) Phase 2 POC Study Objectives Key Inclusion Criteria • Patients with generalized myasthenia gravis (gMG) who have an insufficient clinical response to ongoing, stable standard of care therapy The randomization will be stratified first by autoantibody type (anti-MuSK vs anti-AChR) and then by disease severity • Evaluate the safety, tolerability, efficacy, PK and PD of M281 in gMG 38 Primary Objectives To evaluate: •The safety and tolerability of treatment with M281 •The efficacy of M281 as measured by the change in MG – Activities of Daily Living score Secondary Objectives To evaluate: •The efficacy of M281 as measured by changes in the Quantitative MG score and the MG Quality of Life – 15 Scale •The Pharmacokinetics (PK) of M281 injection •The Pharmacodynamics (PD) activity of M281 as measured by total serum IgG

Model Based Clinical Study Design: Aimed to Fully Understand PK-PD Relationship to Enable Optimal Dose and Frequency Selection (*) Efficacy includes QMG and MGC data (QMG for all but the lower plasmapheresis point). Color indicates treatment; and size indicates number of subjects (ranging from 10 to 15). The gray, dashed line indicates a direct, linear relationship. Data from: Liu 2010; Guptil 2016;. (**) Mean (line) and 90% prediction interval (shaded region) for IgG percent change from baseline 39 Predictive model of IgG reduction at different M281 doses and dose intervals (**) Initial meta-analysis suggests a relationship between IgG lowering and gMG efficacy score reduction (*)

Generalized MG (gMG) Phase 2 POC Study Design a z Primary Endpoint Assessment Treatment Follow-Up 0 1 2 4 6 8 8 8 Weeks n= 60 (approximately 12 per group) Dosing (M281 or placebo) given Q2W 40 M281 60 mg/kg single dose M281 60 mg/kg/Q2W M281 30 mg/kg/Q4W M281 5 mg/kg/Q4W Screening up to 4 weeks R n d o m i a t I o n Open Label Extension Trial Placebo Q2W

2018 Key Clinical and Regulatory Milestones Health Canada no objection letter granted FDA Pre-IND Meeting Multiple CTAs filed in EU Orphan Drug Designation Filing (Planned) PMDA Consultation (planned) IND in effect Targeting initiation of Phase 2 POC trial in Q4 2018 41

M281: Generalized Myasthenia Gravis (gMG) Development Plan


2018
2019
2020
2021
2022
2023
2024
2025
Phase 2 Study
Targeting POC
Phase 2 Open Label Extension (OLE) Study
Phase 3 Study
Planned Filing

First site opened in US in September 2018

MOMENTA
42

M281 – Hemolytic Disease of the Fetus and Newborn (HDFN) Clinical Rationale and Trial Design Santiago Arroyo, M.D., Ph.D. Chief Medical Officer

Clinical Rationale for HDFN: M281 Anti-FcRn Blockade Mechanisms of Action pathogenic alloantibody 44 Block placental transfer of maternal IgG including pH 7.4 pH 5 - 6 Y pH 7.4 Seen in cynomolgus monkey embryo-fetal development (EFD) study Decrease circulating levels of IgG including pathogenic auto-and allo-antibodies pH 7.4 pH 5 - 6 Seen in First-in-Human study and in cynomolgus monkey EFD Study

Kenneth J. Moise, Jr., M.D. Dr. Moise is a Professor at McGovern Medical School at UT Health in the Department of Obstetrics, Gynecology and Reproductive Sciences. He is board certified in general Obstetrics and Gynecology as well as Maternal-Fetal Medicine. He has a special interest in the prenatal diagnosis and minimally invasive surgical treatment of fetal disorders. These include fetal anemia secondary to maternal red cell alloimmunization, twin-twin transfusion, discordant fetal anomalies in monochorionic twins and twin reversed arterial perfusion sequence (TRAP). Dr. Moise is also actively involved in the open fetal surgical repair program for myelomeningocele (spina bifida) at The Fetal Center. Prior to his arrival in Houston, he assisted in ten cases of open repair prior to the initiation of the NICHD-funded MOMS trial. Dr. Moise completed his residency in Obstetrics and Gynecology at Vanderbilt University followed by a fellowship in Maternal-Fetal Medicine at Baylor College of Medicine. He was instrumental in the formation of both the Center for Maternal and Infant Health at the University of North Carolina and the Texas Children's Fetal Center prior to his arrival to join the University and The Fetal Center on September 14, 2011. 45

Dr. Moise – Guest Speaker Presentation not included

Hemolytic Disease of the Fetus and Newborn (HDFN) is a Rare Alloimmune Disease That Leads to Substantial Morbidity and Mortality





Pregnant Women: Scientific and Ethical Considerations for Inclusion in Clinical Trials
Guidance for Industry

DRAFT GUIDANCE

This guidance document is being distributed for comment purposes only.

Comments and suggestions regarding this draft document should be submitted within 60 days of publication in the *Federal Register* of the notice announcing the availability of the draft guidance. Submit electronic comments to https://www.regulations.gov. Submit written comments to the Dockets Management Staff (HFA-305), Food and Drug Administration, 5630 Fishers Lane, Rm. 1061, Rockville, MD 20852. All comments should be identified with the docket number listed in the notice of availability that publishes in the *Federal Register*.

For questions regarding this draft document, contact the Division of Pediatric and Maternal Health at (301) 796-2200.

U.S. Department of Health and Human Services
Food and Drug Administration
Center for Drug Evaluation and Research (CDER)

April 2018
Clinical/Medical

A multidisciplinary team, including key experts, bioethicist and regulators were critical to protocol development

MOMENTA

48

Phase Onset 2 POC Open-Label Study in Pregnant Women at High Risk for Early Severe HDFN Historical data shows high risk of recurrence of HDFN in women with an obstetric history of early onset HDFN 49 I n d i v i d u a l P a t i e n t s Key Inclusion Criteria •Pregnant with an estimated gestational age of <13 weeks •A previous pregnancy with a gestation that included at least one of the following at <24 weeks gestation: Severe fetal anemia; Fetal hydrops; stillbirth with fetal/placental pathology suggestive of HDFN •Positive maternal anti-D or anti-Kell IgG alloantibody •Free fetal DNA consistent with an antigen positive fetus Gestational Age at 1st Intrauterine Transfusion (IUT) G e s t a t i o n a l A g e a t 1 s t I U T ( i n w o m e n w i t h p r e v i o u s h i s t o r y o f I U T / f e t a l l o s s < 2 4 w k s ) 4 0 O h i o S t a t e U n i v e r s i t y 3 0C h i l d r e n ' s M e m o r i a l H e r m a n n , H o u s t o n 2 0L e i d e n U n i v e r s i t y M e d i c a l C e n t e r 1 0 M t . S i n a i H o s p i t a l , T o r o n t o 0 1 62 02 42 83 2 G e s t a t i o n a l A g e ( w k s )

M281: HDFN Phase 2 POC Study Objectives

Primary Objectives	Secondary Objectives
To evaluate: • The safety of M281 administered to pregnant women at high risk for early onset severe HDFN • The efficacy of M281 as measured by proportion of patients with live birth at or after gestational age (GA) 32 weeks without intrauterine transfusion (IUT)	To evaluate: • Gestational age at first fetal IUT and frequency of fetal IUT • Efficacy of M281 on postnatal management and outcome as measured by severity of hyperbilirubinemia, phototherapy, exchange transfusions, and transfusions in the first 3 months of life • The PD activity of M281 as measured by effects on maternal FcRn occupancy, and maternal and neonatal/infant levels of total IgG and alloantibodies • The PK of M281

Primary Endpoint: The proportion of patients with live birth at or after GA 32 weeks without IUT

MOMENTA

50

M281: Phase 2 POC Study Design in Early Onset HDFN Estimated Gestational Age (EGA), Weeks Postnatal Follow-up Time, Months Birth 37 0 4 8 12 14 16 20 24 28 35 3 6 9 12 15 18 21 24 Screening EGA 8 to <13 Weeks Weekly M281 (IV at 30 mg/kg) Maternal Follow-up 6 Months Fetal Monitoring (MCA Doppler) From EGA 14 -Birth Neonatal/Infant Follow-up 0-24 Months N=15 Dose selection: 30 mg/kg weekly is aimed to achieve both: 1. 2. Full receptor occupancy, a surrogate for blockade of placental FcRn and IgG transfer Reduction of IgG to -85% of baseline 51

M281: Phase 2 POC Safety Considerations Mother and Fetus Closely Monitored Centers of Excellence in Maternal-Fetal Care Neonatal Monitoring Data Safety Monitoring Board 52

M281: Key Clinical and Regulatory Milestones FDA Pre-IND Meeting Orphan Drug Designation (Planned) Multiple National Scientific Advice Procedures in EU and Canada Health Canada no objection letter granted Multiple CTAs Filed in EU 53

M281 Development Plan – Hemolytic Disease of the Fetus and Newborn (HDFN)


2018
2019
2020
2021
2022
2023
2024
Phase 2 study
Targeting POC
Natural History Study
Expansion for Registration (Phase 3 Study)
Planned Filing

MOMENTA

M281: Alloimmune and Autoimmune Rare Disease Strategy

Show safety and efficacy in HDFN

HDFN indication

Show safety and efficacy in alloimmune disorders

Other alloimmune indications

Show efficacy in transplacental autoantibody disorders

Multiple pregnancy related autoantibody indications

Show safety in women of childbearing potential

Potential therapy of choice for childbearing women with autoimmune diseases

Goal

Develop M281 in HDFN and expand into other maternal-fetal alloimmune diseases and autoimmune diseases affecting women of childbearing age

MOMENTA

55

M281 – Commercial Opportunities Young Kwon, Chief Business Officer Confidential and Proprietary Information

M281: Focusing Disorders on Patients with Rare Autoimmune and Alloimmune MOMENTA 57

M281 has Potential Commercial Opportunity in Three Broad Areas

M281

Autoimmune Diseases

- ~45 rare autoimmune disorders driven by autoantibodies
- Potential for broad applicability across many autoantibody driven autoimmune diseases

Maternal Fetal Disorders

- Maternal fetal diseases which affect the fetus and newborn caused by antibody transfer from the mother to the fetus
- Poorly treated, underserved diseases with high unmet need
- Unique opportunity which leverages M281's potentially differentiated safety and potency

Product Immunogenicity

- Neutralizing antibodies against biologic therapies can inhibit the efficacy or potential to re-dose certain biologics
- Potentially enabling for certain biologic therapeutic approaches

MOMENTA
58

M281 Has Multi-Billion Dollar Potential

Autoimmune Diseases	→	**1 – 2 Million US Patients** • ~45 indications • High reliance on steroids • Significant morbidity • Few approvals
Maternal Fetal Disorders	→	**10,000 – 20,000 US Patients** • 8 or more indications • High risk intervention for HDFN • Significant morbidity / mortality • Few approvals
Product Immunogenicity	→	**Thousands of US Patients** • Factor inhibitors, ERT antibodies, gene therapy applications • Limited treatment options • No approvals

FcRn Blockade

↓ Antibody Recycling
↓ Antibody Transport

MOMENTA

59

HDFN – An Under-addressed and Potentially Devastating Disorder 60 Heavy Patient Care Burden •Frequent physician visits •IUT requiring all-day and possibly overnight hospital stay with many resources •Significant impact on family life; Disease impacts choice of having children High Morbidity and Potentially Life-Threatening •IUT complications include bleeding, infection, premature rupture of membranes, or preterm delivery, fetal death •Fetal complications include severe anemia, jaundice, congestive heart failure, hydrops, and death No Approved Treatments •Intrauterine transfusion (IUT) is standard of care •Other off-label treatments, like IVIg and plasma exchange, may also be used Rare and Concentrated •4,000 – 8,000 HDFN cases per year in the US •Single specialty prescriber – Maternal Fetal Medicine •Focused centers of excellence

Success in HDFN May Lead to Opportunities to Treat Other Maternal Fetal Diseases


HDFN

- Fetal Neonatal Alloimmune Thrombocytopenia (FNAIT)
- Neonatal Lupus
- Antiphospholipid syndrome (APS)
- Fetomaternal alloimmunization with antenatal glomerulopathies (FMAIG)
- Gestational alloimmune liver disease (GALD)
- Neonatal Pemphigus
- Neonatal Graves' Disease
- Other autoimmune disorders

MOMENTA

61

Autoimmune Disorders Driven by Autoantibodies Have Significant Unmet Needs

Neurology	Hematology	Dermatology	Nephrology	Rheumatology
• MG • CIDP • Neuromyelitis optica • Anti-NMDA • Guillain-Barre • Lambert-Eaton myasthenic syndrome	• ITP • wAIHA • Antiphospholipid syndrome • Autoimmune neutropenia	• Pemphigus • Epidermolysis bullosa acquisita • Bullous pemphigoid • Mucous membrane pemphigoid • Dermatomyositis	• Membranous nephropathy • Goodpasture • Lupus nephritis	• SLE • Polymyositis

~65,000 MG Patients in the US

Unmet need for drugs with improved efficacy, safety and tolerability

MOMENTA

62

Many Biologics have Immunogenicity

	Product	Disease	% of Patients with Anti-Drug Antibodies
Clotting Proteins	Factor VIII	Hemophilia A	20 – 40%
	Factor IX	Hemophilia B	15%
Enzyme Replacement Therapies	Fabrazyme *(agalsidase beta)*	Fabry disease	90%
	Cerezyme *(imiglucerase)*	Gaucher disease	15%
	Elelyso *(taliglucerase alfa)*	Gaucher disease	53%
	Elaprase *(idursulfase)*	Hunter syndrome	98%
	Strensiq *(asfotase alfa)*	Hypophosphatasia	78%
	Aldurazyme *(laronidase)*	Mucopolysaccharidosis I	97%
	Vimizim *(elosulfase alfa)*	Mucopolysaccharidosis type IVA	100%
	Mepsevii *(vestronidase alfa-vjbk)*	Mucopolysaccharidosis VII	78%
	Lumizyme *(alglucosidase alfa)*	Pompe disease	89%
Other	Betaseron *(interferon beta-1b)*	Multiple sclerosis	7 – 45%
	AAV Based Gene Therapies		~50%

MOMENTA

Sources: package inserts; Uptodate

63

Differentiation Potential of M281 Potential Advantages • Efficacy: Opportunity for best-in-class IgG reduction to lead to higher efficacy, with a clear dose response Safety: Well tolerated in initial clinical studies, with extensive non-clinical pregnancy testing. Expected safety profile may enable use in a broad patient population, with potential differentiated use in women of childbearing age Convenience: Phase 1 data and modeling indicate potential for convenience with once monthly dosing and SC formulation • • 64 Fully human aglycosylated IgG1 monoclonal antibody

Questions 65

M254 Our Hyper-sialylated IgG Program

M254 Tony Manning, Chief Scientific Officer

IVIg is an Important Therapeutic for Autoimmune Diseases 2017 Sales $4-5B in autoimmune diseases 68 •Approved in 4 autoimmune indications but used in >40 indications •Supply limited due to large dose requirements (up to 2g/kg) •Long infusion times and side effect profile represent significant burden to patients

IVIg is a Complex Mixture of Immunoglobulins Pooled IgG fraction from >10K Donors Inconsistent and incomplete efficacy Large doses and long IV infusion times Side effects and long-term safety concerns from plasma-derived sourcing 69

IVIg is a Complex Mixture of Immunoglobulins A sub-fraction of IVIg mediates the anti-inflammatory effects of IVIg F(ab’)2 Glycan Sialic acid Kaneko et al, 2006 Science 313: 670-673 Anthony et al 2008 Science 320: 373-376 Asn297 Fc 70

Hyper-sialylation of IVIg Yields a Uniform High-activity, Anti-inflammatory, Therapeutic Candidate Maximize sialylation of Fc to maximize therapeutic effects IVIg 71

Hyper-sialylation of IVIg Yields a Uniform High-activity Anti-inflammatory, Therapeutic Candidate Maximize sialylation of Fc to maximize therapeutic effects IVIg hsIgG 72

Hyper-sialylation of IVIg Yields a Uniform High-activity Anti-inflammatory, Therapeutic Candidate 73 •Optimization of hyper-sialylation reaction •Analytical characterization of hyper-sialylated IgG (M254) •Replication of up to 10-fold enhanced potency in KBxN arthritis model •Up to 10-fold enhanced potency in multiple animal models of autoimmune disease

We Optimized the Enzymatic Process for Site-Specific Sialylation + B4GalT1 ST6Gal1 Developed GMP process at multi-Kg scale 74

M254 Maintains the Characteristic Composition and Pharmacology of IVIg Pharmacokinetics IgG Composition IgG Specificities Biodistribution 75

hsIgG Suppresses Arthritis in the K/BxN Serum Transfer Model of Arthritis Vehicle 0.1 g/kg IVIg 0.1 g/kg hsIgG 1 g/kg IVIg Day Replication of original findings from Kaneko et al 76

M254 Shows Up to 10x Enhanced Potency Preventing Platelet Destruction in a Murine Model of ITP ITP Selected for Clinical Proof of Concept 77 Murine anti-CD41 Antibody-induced Thrombocytopenia Model

Overview of Key M254 Non-Clinical Toxicology Studies • Well tolerated with no serious adverse events Minimal immune modulation Low incidence of anti-drug antibodies No-observed-adverse-effect-level (NOAEL) = 1000 mg/kg • • • 78 Type of Study Single and Repeat-Dose PK/Tolerability Cynomolgus Monkey 100, 300, 1000 mg/kg IV GLP Repeat-Dose Toxicology Cynomolgus Monkey 100, 300, 1000 mg/kg IV Single and Repeat-Dose PK/Tolerability CD-1 Mouse 100, 300, 1000 mg/kg IV GLP Local Tolerance NZW Rabbit 140 mg/kg IV GLP In Vitro Hemolysis Human Whole Blood 1, 10, 50 mg/mL

M254 – Phase 1/2 POC Study Santiago Arroyo, M.D., Ph.D. Chief Medical Officer

Immune Thrombocytopenic Purpura (ITP) • Autoimmune syndrome in which abnormal autoantibodies, usually IgG, bind to circulating platelet membranes leading to platelet destruction and subsequent reduction of the number of circulating platelets (thrombocytopenia) It affects children and adults and can be acute or chronic Most common symptoms include petechiae, purpura, and epistaxis Mortality rates are similar to slightly higher than the age-matched general population; bleeding and infection are the leading causes of mortality in ITP patients • • • Chronic ITP affects 30,000 – 40,000 patients in the US Cines DB, Blanchette VS. Immune Trombopcytopenic Purpura. N Engl J Med 2002:346:995-1008 80

IVIg is Widely Used and Rapidly Effective in the Treatment of ITP • Manifests with bleeding tendency affecting multiple organs with variable severity (petechiae, ecchymosis, epistaxis, menorrhagia, melena, hematuria) The severity of the bruising is determined by the degree of thrombocytopenia. Intracranial hemorrhage and other severe bleeding may occur when the platelet count drops below 10,000 platelets/µL Corticosteroids and IVIg are the cornerstones of first-line treatment • • http://mystory-livingwithitp.blogspot.com/2011/02/symtoms-of-itp.html https://jamanetwork.com/journals/jamaophthalmology/fullarticle/417330 81

IVIg is the Standard of Care for Multiple Autoimmune Diseases Limitations: • Adverse events (AEs) related to large doses (1-2g/kg): - - Large volumes: infused IV over several hours during 3-5 days Large protein load: probably associated with serious, rare adverse events (kidney failure, thromboembolism) Large volume load and high hydration needed: associated with significant AEs such as headache and cautious use in volume sensitive populations (hypertension, heart failure, etc) - • Inconvenience associated with infusion procedure and duration resulting in a negative impact on quality of life A high potency IVIg could improve safety, tolerability, patient convenience and overall efficacy 82

Platelet Count is an Excellent PD Biomarker for Assessing IVIg-M254 Potency

- Study has a double aim:
  - Efficacy in ITP
  - Dose equivalence between M254 and IVIg
- IVIg has a robust dose dependent effect on platelet count
- Platelet count is an excellent PD biomarker for assessing IVIg-M254 potency
  - Platelets have wide dose range of linear dose response, as well as good sensitivity of subjects to dose change



Platelet count (x10⁹/L)
Days
D1
D2
D3
D4
Group B (1g/kg)
Group A (0.5g/kg)
106 [49-164]
P = 0.03
92 [50-132]
P = 0.03
62 [39-84]
P = 0.09
55 [39-95]
50 [38-75]
37 [27-55]
30 [17-40]
23 [14-30]

Fig 1. Median platelet counts ($\times10^9$/l) on days 1, 2, 3 and 4. Numbers within parentheses are quartile values [Q1–Q3].

Momenta has built a robust model to understand platelets in ITP

MOMENTA

Source: Godeau B, et al, Br J Haematol. 1999;107(4):716-9. Median platelet counts ($x10^9$/l) on days 1, 2, 3 and 4. Number within parenthesis are quartile numbers (Q1-Q3).

83

M254 Strategy: Fast to Proof-of-Concept Goal: Develop M254 as a superior next generation IG product Determine the dose conversion between IVIg and M254 for broad indication development 84 Trials Planned •Optimize CMC process enabling phase 3 and commercial launch •Plan for two phase 3 autoimmune indications where there is known IVIg efficacy Clinical Differentiation •Estimated 4-10 times more potent than IVIg •Potential for improved tolerability •Potential for improved convenience •Lower infusion costs Strong Dataset at POC •Establish dose conversion between M254 and IVIg •Assess safety and tolerability in both healthy subjects and ITP patients •Evaluate immunogenicity

M254: First-in-Human Phase 1/2 Study Design in ITP Single Ascending Dose in ITP (fixed sequence) Platelets 85 PART A Single Ascending Dose in NHV 250 120mg/kg 60 mg/kgmg/kg 30mg/kg 10 mg/kg 3mg/kg PART C Cross-Over in ITP IVIg 1000 mg/kg M254 High dose IVIg 1000 mg/kg M254 Low Dose PART B 1000 500mg/kg 250mg/kgmg/kg 120 60mg/kgmg/kg 254IVIG (1000mg/kg) PART D Multiple Dose in ITP M254 Dose TBD

M254: Key Clinical and Regulatory Milestones Multiple National EU filings Scientific Advice Meeting Pre-IND meeting (planned) IND (planned) Targeting initiation of Phase 1/2 POC in late 2018/early 2019 86

M254: Development Plan for Phase 1/2 POC Study in ITP


2018
2019
2020
2021
2022
2023
2024
2025
2026
Phase 1/2 Study
Targeting POC
Phase 3 Study
Expected Filing

Potential launch in 2024 in one or more autoimmune indications

MOMENTA
87

M254 – Commercial Opportunities Young Kwon, Chief Business Officer Confidential and Proprietary Information

IgG in Immune-Mediated Indications is a High Value, Supply Constrained Opportunity • • • • Ig revenue >$8 billion in 2018 Ig market is growing at 6 – 8% per year ~50% of Ig use is in autoimmune indications Ig is FDA approved for six indications and payers reimburse for use in >40 Research Estimates Source: Grand View Research 2015 89 WW Revenue, $B 5.9 6.2 6.6 7.1 7.5 8.0 8.5 9.1 9.7 10.3 11.0 IG Revenue Growth 12 10 8 6 4 2 0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

M254: Potential Administration to have a Marked Impact on Immunoglobulin Less Protein Less Volume Shorter Infusion Times Fewer Infusion Related AEs Lower Infusion Cost Lower COGs M254 has the potential to improve patient quality of life and reduce IG administration costs 90

M254: Establishing POC in ITP Creates a Path for Treatment of Other IgG Treated Diseases


ITP

- CIDP
- Kawasaki disease
- Multifocal motor neuropathy

- Dermatomyositis
- Goodpasture syndrome
- Guillain-Barre syndrome
- Myasthenia gravis
- Neuromyelitis optica
- Polymyositis
- Solid organ transplants
- Systemic lupus erythematosus
- wAIHA

MOMENTA

Research Platform & Future Pipeline Development Tony Manning, Chief Scientific Officer

Momenta’s Approach to Rare Diseases Rare Immune-Related Diseases Find Target Design Drug 2-5 Yrs to POC Right Patient – Right Drug 93

Leveraging Our Technology Platforms for Proprietary and Partnering Opportunities Development M230 M281 M254 Recombinant replacement therapies SIF Bodies Discovery Antibody Design & Engineering Fc Multimerization Sialylation Platform 94 Biologics Manufacturing Expertise Disease Analytics Platform

Sialylation Platform Can Modulate Different Pharmacologic Properties Anti-inflammatory Plasma Half-life • Hyper-sialylation of N-and O-linked glycans on protein Prevents clearance in liver via asialoglycoprotein receptor (ASGPR) Optimizes half-life of recombinant rare disease drugs Potential for multiple therapeutic candidates • • • Hyper-sialylation of Fc glycans Mediates unique anti-inflammatory pathway Potential high potency IVIg-derived product & enhanced anti-inflammatory antibody therapeutics • • • 95

C1 Esterase Inhibitor & Hereditary Angioedema (HAE): A Rare, Devastating Disease • • Four plasma-derived C1-INHs approved for the treatment of HAE Acute and prophylactic dosing requires frequent dosing (2-3 times per week) 2017 sales: $2bn Rare genetic disease of the immune system caused by a deficiency of C1-esterase inhibitor (C1-INH) Attacks can be frequent (1-2 per week) and affect different parts of the body Up to 30% mortality in patients with laryngeal attacks • • • • 96

Sialylation is Important for Circulating Half-life of C1 Esterase Inhibitor C1 esterase inhibitor Desialylated C1 esterase inhibitor • The asialoglycoprotein receptor (highly expressed in the liver) plays a key role in removing desialylated glycoproteins from circulation • Sialylated serum proteins and cells are not recognized by asialoglycoprotein receptors and are thus protected from uptake and degradation 97 Sources: Maverakis E., J. Autoimmunity, 57(1), 2015; Minta J., J. Immunol., 126(1), 1981

Hyper-sialylated Recombinant Protein X Displays Reduced Binding to ASGPR O - g l y c l y l a t i o Berinert RU 1 0 0% 1 0 0 % N o n - s i a ly l a t e d g l y c a n s 4(5N0 S ) 8 0% 8 0 % S i a l y l a t e d g l y c a n s ( S ) 350 6 0S% erum-derived 6 0% 250 C1-INH 4 0% 4 0% 150 50 2 0% 2 0% 0 . 4 %OO--ggl yl yccaann SSi ai al yl yl al at ti oi on-n50 0 . 4% 0% 0% -100 0 100 200 300400 500 600 s Tim e (0 = Sam ple 1 s tar t) N S S N S S N SN S S S N S S N S S 1 01 0%0% ) 8 08%0% 6 06%0 % Recombinant 4 04%0 % C1-INH 2 02%0 % n S i a l y l a t i o n -50 O -0g%0 %l y c a n S i a Ol y -lga tl yi ocna n S i a l y l a t i o n-100 0 100 200 300 400 500 600 s NNSS SS NNSS SS NNSS SS Tim e (0 = Sam ple 1 s tar t) JS1037-2 (JSc-262913) RU 1 0 0% 1 0 0% 1 0 0% 8 0% 450 N S ) 8 0% 350 S N o n - s i a ly l a t e d g l y c a n s ( N S ) Hyper-sialylated 250 6 0% 6 0% 8 0 % recombinant S i a l y l a t e d g l y c a n s ( S ) 150 4 0% 4 0 % C1-INH 50 6 0%2 0% 0 . 4% 0% 2 0% -50 -100 0 100 200 300 400 500 600 s Tim e (0 = Sam ple 1 s tar t) 0 % N S S NNSS SS NNSS SS N S S 4 0% 98 2 0 % P e r c e n t C o m p o s i t i o n P e r c e n t C o m p o s i t i o n P e r c e n t C o m p o s i t i o n P e r c e n t C o m p o s i t i o n P e r c e n t C o m p o s i t i o n P e r c e n t C o m p o s i t i o n P e r c e n t C o m p o s i t i o n Response (0 = baseline) Response (0 = baseline) Response (0 = baseline) 0 0.12 0.37 1.11 3.33 10 30 o n - s i a ly l a t e d g l y c a n s (NNoSn)-s i a ly l a t e d g l y c a n s ( N i a l y l a t e d g l y c a n s ( S ) S i a l y l a t e d g l y c a n s ( S ) 0 . 4% 0 0.12 0.37 1.11 3.33 10 30 RUC1-INH-HSA Unmodified NNo no -ns-isailayllyaltaet de dg lgylcyac na sn s( N( NS S) 450 350 250 150 50 0 0. 4. 4%%O - g l y c a S Si ailayllyaltaet de dg lgylcy ac na sn s( S( S) ) Hyper-sialylation increases the sialylation level of O-linked glycans and prevents binding to the asialoglycoprotein receptor 0 0.12 0.37 1.11 3.33 10 30 S ) N o n - s i a ly l a t e d g l y c a n s ( N S i a l y l a t e d g l y c a n s ( S ) Asialoglycoprotein n Receptor Binding Assay a nOS-i aGl ylyl actai onn ComOp-og lsyictaion nS i a

Hyper-sialylated Recombinant Protein X Displays Improved Pharmacokinetics 0 Hyper-sialylated recombinant Time Serum-derived Recombinant Serum-derived Recombinant Hyper-sialylated recombinant 99 Concentration Activity Single Dose Pharmacokinetics

Sialylation Platform May Benefit Many Plasma-and Recombinant-derived Products M254 Enhanced anti-inflammatory therapeutic antibodies Recombinant replacement therapies Sialylation Platform 100 Enhanced product half-life and activity •Serum proteins •Coagulation factors •Enzyme replacement therapies

Fc Multimerization Platform Anti-inflammatory Therapeutics has Multiple Therapeutic Cell Depletion Therapeutics Applications • High affinity binding to FcgR’s and specific cellular target Activate effector cells and complement Efficient cell killing Application in multiple cancers and autoimmune diseases High affinity binding to FcgR’s Block immune-complex activation of effector cells Prevent immune-complex driven tissue destruction Application in multiple autoimmune diseases • • • • • • • 101

Examples of Therapeutic Antibodies Utilizing FcγR-mediated Effector Function

	Antibody	Description	2017 WW Sales
	Rituxan	• Anti-CD20 • Approved for NHL, CLL, RA, Polyangiitis and Pemphigus • Cytotoxicity mediated via ADCC, ADCP and CDC	**$7.6Bn**
	Gazyva	• Next gen anti-CD20 (afucosylated) • Approved for CLL and refractory follicular lymphoma • Enhanced ADCC	**$282M** ***~$1.5B** projected sales by 2024*
	Darzalex	• Anti-CD38 • Approved for multiple myeloma • Cytotoxicity mediated via ADCC, ADCP and CDC	**$1.2Bn** ***~$6B** projected sales by 2024*

MOMENTA

Example 1: Anti-CD38 Therapy Improves Survival & Quality of Life for Multiple Myeloma Patients refractory multiple myeloma 103 Darzalex-Resistance is an Emerging Issue Darzalex-resistance largely driven by inability to kill tumor cells with low CD38 expression Mechanism of Action Requires Effector Function Darzalex mediates ADCC, ADCP and CDC to achieve tumor cell killing Emerging Standard of Care for Multiple Myeloma In 2015, anti-CD38 (Darzalex) approved for relapsed, In 2018, approved for newly-diagnosed multiple myeloma

Applying SIFbody Technology to anti-CD38 Therapeutics • • •Anti-CD38 IgG1 monoclonal antibody •Kills multiple myeloma cells via ADCC and CDC Anti-CD38 SIFbody Enhance cell killing via optimized ADCC, ADCP and CDC Potential for improved response rates in RRMM and to address Darzalex-resistance 104

Manufacturability of Protein A Only SIFbody SIFbodies express similarly to mAbs Titer • • • Overall recovery levels high Typical SIFbody titer in HEK:100-300 mg/L Typical antibody titer in HEK: 100-500 mg/L Purity SIFbodies have high size purity • Assembly control mutations result in only limited formation of higher-order species >90% purity typical with platform purification process Higher purity expected with process optimization Protein A + IEX • • Stability Similar stability to SIFs • No changes detected after 2 months at 4°C • Modest changes detected after 2 months at room temperature (accelerated stability) 105

FcgRs SIFbodies Display Greatly Enhanced Binding to and Complement FcgRIIa FcgRIIIa C1q deposition 1 2 0 1 2 0 1 5 1 0 0 1 0 0 1 2 8 0 8 0 9 6 0 6 0 6 4 0 4 0 3 2 0 2 0 0 0 0 Anti-CD38 mAb Anti-CD38 SIFbody Anti-CD38 mAb Anti-CD38 SIFbody Anti-CD38 mAb Anti-CD38 SIFbody SIFbodies show >100 X increase in binding compared to mAbs 106 Fold change vs. Anti-CD38 mAb (Binding affinity to Cell surface FcgR) Fold change vs. Anti-CD38 mAb (Binding affinity to Cell surface FcgR) Fold change vs. Anti-CD38 mAb (Opsonized Tumor Cell surface C1q deposition)

Enhanced Potency of Anti-CD38 SIFbody in Inducing Cytolytic Activity Against Human Lymphoma Cells Anti-CD38 SIFbody mediates up to 100-fold enhanced potency in inducing tumor cell killing Human Lymphoma Cell Line: Daudi Burkitt’s lymphoma cell line 107 L u m i n e s c e n c e ( R L U ) % P h a g o c y t o s i s Complement-dependent Cytotoxocity CDC Primary macrophage-mediated ADCP Anti-CD38 SIFbody 1 6 Anti-CD38 mAb 1 4 1 2 1 0 8 6 4 - 4-3- 2-1012 C o n c e n t r a t i o n L o g [ n M ] Primary NK cell-mediated ADCC 7 0 0 0 0 0 6 0 0 0 0 0 5 0 0 0 0 0 4 0 0 0 0 0 3 0 0 0 0 0 2 0 0 0 0 0 1 0 0 0 0 0 0 - 5 - 4 - 3 - 2 - 1 0 C o n c e n t r a t i o n ( L o g n M )

Anti-CD38 SIFbody Demonstrates Superior B Cell Depletion Monkeys vs Anti-CD38 mAb in Cynomolgus • Single IV dose 0.3-3 mg/kg Anti-CD38 mAb Anti-CD38 SIFbody Mean ± SD (n= 4 monkeys) • Flow cytometry analysis of circulating cell populations 0 - 2 0 - 4 0 • Anti-CD38 SIFbody produced up to an average 90% peripheral B cell depletion - 6 0 - 8 0 - 1 0 0 • Anti-CD38 SIFbody was well-tolerated Dose (mg/Kg of IgG1 mAb; SIFbody molar equivalent dose) Anti-CD38 SIFbody demonstrates up to 10-fold increased potency 108 % change in B cell counts

Anti-CD38 Cells SIFbody Mediate Cytotoxicity of Darzalex-Resistant Tumor • Resistance to Darzalex therapy is an emerging problem, partly due to progressive decrease in CD38 expression and an increase in complement inhibitory proteins 1 0 0 Anti-CD38 SIFbody 8 0 6 0 4 0 • Anti-CD38 SIFbody superior to Darzalex in depletion of MM bone marrow-derived tumor cells Darzalex 2 0 0 Potential for anti-CD38 SIFbody in Darzalex-resistant Multiple Myeloma 109 % Plasma Cell Depletion Multiple Myeloma Patient MM536

Example 2: Anti-CTLA-4 Created a New Class of Cancer Therapy approved immunotherapy activity via enhanced FcgR-dependent intra-tumoral Treg 110 Potential to Enhanced Anti-Tumor Immunity An anti-CTLA-4 SIFbody could potentially enhance anti-tumor depletion Novel Mechanism of Action Identified in 2013 FcgR-mediated depletion of intra-tumoral Tregs enhances anti-CTLA-4 tumor immunity in mice Yervoy does not significantly deplete intra-tumoral Tregs in cancer patients Approval Based On Statistically Significant OS Improvement In Metastatic Melanoma 2.1 Month Increase Overall Survival Vs. Dacarbazine Monotherapy First Ever Approved Immunotherapy In 2011, anti-CTLA4 (Yervoy, BMS) became the first FDA

Anti-CTLA-4 SIFbody Mediates Enhanced ADCC of Primary Cells Human T Regulatory • Enhanced depletion of intra-tumoral Tregs offers an additional mechanism for enhanced anti-tumor immune responses 2 0 0 0 0 0 S 3 Y - A A - I p i Anti-CTLAY-4e r v o y 1 5 0 0 0 0 • Anti-CTLA4 SIFbody is superior to Yervoy in depletion of primary human Tregs SIFbody 1 0 0 0 0 0 5 0 0 0 0 Yervoy 0 - 2 - 1 0 1 2 3 L o g c o n c e n t r a t i o n ( n M ) Potential for anti-CTLA-4 SIFbody to enhance anti-tumor immunity 111 ADCRCLAUctivity NK cell-mediated AkiDllCinCg aosfsparyimary human Tregs N K e f f e c t o r c e l l s / T r e g t a r g e t s

Momenta’s SIFbodies have Depleting Therapeutics Momenta’s SIFbody Platform Multiple intelligent designs; Multiple unique activity profiles the Potential to Enhance the Efficacy of Other Fc-Engineering Platforms One design only; One activity only Adapted from Powell M and Hogarth P, 2008 112 Tumor Cell Tumor Cell

Fc Multimerization Therapeutic Areas Platform May Benefit Products in Many M230 Next-generation Fc multimers in collaboration with CSL SIFbodies Fc Multimerization 113 Enhanced cell depletion therapeutics •Autoimmune diseases •Oncology •Immuno-oncology •Infectious disease

Leveraging Our Technology Platforms for Proprietary and Partnering Opportunities Development M230 M281 M254 Recombinant replacement therapies SIFBodies Discovery Antibody Design & Engineering Fc Multimerization Sialylation Platform 114 Biologics Manufacturing Expertise Disease Analytics Platform

Questions 11 5

Strategy and Business Development Young Kwon, Chief Business Officer

M230 (CSL730) - Recombinant Fc Multimer in Collaboration with CSL License Agreement • $50M upfront payment to MNTA • 50% cost/profit share for all products developed under the CSL agreement Potential first-in-class recombinant Fc multimer designed with enhanced avidity for Fc receptors - Right to opt-out of cost/profit share with reversion to pre-arranged milestone payments and royalties • M230 shows higher potency and efficacy at a lower dose than IVIg in preclinical chronic ITP model Up to $300M in contingent milestone payments • Sales-based royalty payments ranging from mid-single to low-double digits for territories outside the U.S. A Phase 1 trial in healthy volunteers is ongoing and CSL expects it to be completed in 2019 • Option to co-promote in the U.S. 117

Our Strategy • • • Evolving into a rare disease company, focused on immune-mediated diseases Rare autoimmune and alloimmune disorders provide block-buster commercial opportunities Our three clinical candidates are potential best-in-class agents, with validation underlying the molecules and the biology The research platform is yielding new candidates for the pipeline and future collaborations Strong IP positions for our novel drugs due to our expertise in complex generics and biosimilars Late-stage biosimilars provide revenue opportunities in the medium term • • • 118

Key Readouts in 2020/2021 Will Drive the Business Strategy opportunities for ex-US 119 Business development territories are possible At POC, we will review key strategic decisions on development and commercialization options for the products ~24-36 months to readouts for our novel drug candidates

Closing: Key Messages Craig Wheeler, Chief Executive Officer 12 0

We hope to leave you with an enhanced perspective of our company, our capabilities, and our strategies for maximizing the value of our pipeline We use what we learn from our lead programs to expand our portfolio We employ development strategies that maximize the value of our programs Our molecules are purpose-built to be best in class

Questions & Answers Momenta R&D Day 2018